T. Rowe Price Multi-Strategy Total Return Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2021

In the summary prospectus and Section 1 of the prospectus, the disclosure under “Management” is supplemented as follows:

T. Rowe Price International Ltd (T. Rowe Price International) is added as an investment subadviser to the fund.

In Section 2 of the prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

T. Rowe Price has entered into a subadvisory agreement with T. Rowe Price International under which T. Rowe Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. T. Rowe Price International is registered with the SEC as an investment adviser and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. T. Rowe Price International is headquartered in London and has several branch offices around the world. T. Rowe Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

The date of this supplement is August 2, 2021.

F1112-041 8/2/21